Exhibit 10.4

EXECUTION COPY

SUBSIDIARY PARTIES

SUPPLEMENT NO. 1 dated as of December 11, 2012, to the Guaranty dated as of August 23, 2006, as amended and restated as of September 30, 2011, among TRAVELPORT LIMITED (“Holdings”), WALTONVILLE LIMITED (“Intermediate Parent”), TDS INVESTOR (LUXEMBOURG) S.À R.L., a société à responsabilité limitée incorporated under the laws of Luxembourg (“TDS Intermediate Parent”), the other Subsidiaries of Holdings from time to time party thereto and UBS AG, STAMFORD BRANCH, as Administrative Agent.

A. Reference is made to the Fifth Amended and Restated Credit Agreement dated as of August 23, 2006, as amended and restated on January 29, 2007, as further amended and restated on May 23, 2007, as further amended and restated on October 22, 2010, as further amended and restated as of September 30, 2011, as further amended and restated on December 11, 2012 (the “Credit Agreement”), among TRAVELPORT LLC (the “Borrower”), Holdings, Intermediate Parent, UBS AG, STAMFORD BRANCH, as Administrative Agent and an L/C Issuer, UBS LOAN FINANCE LLC, as Swing Line Lender, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), CREDIT SUISSE SECURITIES (USA) LLC, as Syndication Agent, LEHMAN BROTHERS INC., J.P. MORGAN SECURITIES INC. and GOLDMAN SACHS CREDIT PARTNERS L.P., as Co-Documentation Agents and UBS SECURITIES LLC and CREDIT SUISSE SECURITIES (USA) LLC, as Co-Lead Arrangers.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Guaranty referred to therein.

C. The Guarantors have entered into the Guaranty in order to induce the Lenders to make Loans and the L/C Issuers to issue Letters of Credit. Section 4.14 of the Guaranty provides that additional Restricted Subsidiaries of the Borrower may become Subsidiary Parties under the Guaranty by execution and delivery of an instrument in the form of this Supplement. Each of the undersigned Restricted Subsidiaries (each, a “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Party under the Guaranty in order to induce the Lenders to make additional Loans and the L/C Issuers to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

Accordingly, the Administrative Agent and each New Subsidiary agree as follows:

SECTION 1. In accordance with Section 4.14 of the Guaranty, each New Subsidiary by its signature below becomes a Subsidiary Party (and accordingly, becomes a Guarantor under the Guaranty with the same force and effect as if originally named therein as a Subsidiary Party) and each New Subsidiary hereby (a) agrees to all the terms and provisions of the Guaranty applicable to it as a Subsidiary Party and Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct on and as of the date hereof. Each reference to a “Guarantor” in the Security Agreement shall be deemed to include each New Subsidiary. The Guaranty is hereby incorporated herein by reference.

SECTION 2. Each New Subsidiary represents and warrants to the Administrative Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws, fraudulent transfer, preference or similar laws and by general principles of equity.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Administrative Agent shall have received counterparts of this Supplement that, when taken together, bear the signature of each New Subsidiary and the Administrative Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. Except as expressly supplemented hereby, the Guaranty shall remain in full force and effect.

SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guaranty shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 4.01 of the Guaranty.

SECTION 8. Each New Subsidiary agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Administrative Agent.

IN WITNESS WHEREOF, each New Subsidiary and the Administrative Agent have duly executed this Supplement to the Guaranty as of the day and year first above written.

GALILEO INTERNATIONAL TECHNOLOGY, LLC,

By:	/s/ Rochelle J. Boas
	Name:	Rochelle J. Boas
	Title:	Authorized Person

GALILEO ASIA, LLC,

By:	/s/ Rochelle J. Boas
	Name:	Rochelle J. Boas
	Title:	Senior Vice President and Secretary

GALILEO LATIN AMERICA LLC,

By:	/s/ Rochelle J. Boas
	Name:	Rochelle J. Boas
	Title:	Senior Vice President and Secretary

TRAVELPORT FINANCE MANAGEMENT LLC,

By:	/s/ Rochelle J. Boas
	Name:	Rochelle J. Boas
	Title:	Senior Vice President and Secretary

TRAVELPORT INVESTOR LLC,

By:	/s/ Rochelle J. Boas
	Name:	Rochelle J. Boas
	Title:	Senior Vice President and Secretary

TRAVELPORT SERVICES LLC,

By:	/s/ Rochelle J. Boas
	Name:	Rochelle J. Boas
	Title:	Senior Vice President and Secretary

TRAVELPORT HOLDINGS (UK) LIMITED,

By:	/s/ Chris Tyson
	Name:	Chris Tyson
	Title:	Director

UBS AG, STAMFORD BRANCH, as Administrative Agent,

By:	/s/ Lana Gifas
	Name:	Lana Gifas
	Title:	Director

By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director